Exhibit (d)(ii)

SCHEDULE A

Amended as of September 24, 2021

to

JOHCM FUNDS TRUST

Investment Advisory Agreement

Dated as of January 8, 2021

Funds subject to this Agreement

Fund	Effective Date
JOHCM Credit Income Fund	January 8, 2021
JOHCM Emerging Markets Opportunities Fund	January 8, 2021
JOHCM Emerging Markets Small Mid Cap Equity Fund	January 8, 2021
JOHCM Global Income Builder Fund	January 8, 2021
JOHCM Global Select Fund	January 8, 2021
JOHCM International Opportunities Fund	January 8, 2021
JOHCM International Select Fund	January 8, 2021
Regnan Global Equity Impact Solutions	June 21, 2021
TSW Emerging Markets Fund	September 24, 2021
TSW High Yield Bond Fund	September 24, 2021
TSW Large Cap Value Fund	September 24, 2021

AGREED AND ACKNOWLEDGED:

JOHCM FUNDS TRUST, on behalf of itself and each of its series as set forth on this Schedule A

By:	/s/ David Lebisky
Name:	David Lebisky
Title:	Chief Compliance Officer

JOHCM (USA) INC.

By:	/s/ Jonathan Weitz
Name:	Jonathan Weitz
Title:	Chief Operating Officer

[Signature Page to Schedule A to Investment Advisory Agreement]

SCHEDULE B

Amended as of September 24, 2021

to

JOHCM FUNDS TRUST

Investment Advisory Agreement

Dated as of January 8, 2021

Fund	Investment Advisory Fee Annual rate as a percentage of daily net assets
JOHCM Credit Income Fund	0.55%
JOHCM Emerging Markets Opportunities Fund	0.90%
JOHCM Emerging Markets Small Mid Cap Equity Fund	1.30%
JOHCM Global Income Builder Fund	0.67%
JOHCM Global Select Fund	0.89%
JOHCM International Opportunities Fund	0.75%
JOHCM International Select Fund	0.89%
Regnan Global Equity Impact Solutions	0.75%
TSW Emerging Markets Fund	0.80%
TSW High Yield Bond Fund	0.50%
TSW Large Cap Value Fund	0.58%

AGREED AND ACKNOWLEDGED:

JOHCM FUNDS TRUST, on behalf of itself and each of its series as set forth on this Schedule A

By:	/s/ David Lebisky
Name:	David Lebisky
Title:	Chief Compliance Officer

JOHCM (USA) INC.

By:	/s/ Jonathan Weitz
Name:	Jonathan Weitz
Title:	Chief Operating Officer

[Signature Page to Schedule B to Investment Advisory Agreement]